UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 210-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 12, 2019, Newfield Exploration Company, a Delaware corporation (the “Company” or “Newfield”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated October 31, 2018 (the “Merger Agreement”), by and among Newfield, Encana Corporation, a Canadian corporation (“Encana”), and Neapolitan Merger Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Encana (“Merger Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Encana. Prior to the Special Meeting, the Company delivered a joint proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on December 4, 2018.

As disclosed in the Proxy Statement, as of the close of business on January 8, 2019, the record date for the Special Meeting, there were 200,933,274 shares of the Company’s common stock outstanding, held by 1,299 holders of record. Each outstanding share of Newfield common stock entitled its holder of record to one vote on each matter to be considered at the Special Meeting. At the Special Meeting, 152,139,225 shares of the Company’s common stock were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The following are the final voting results on the Proposals considered and voted upon at the Special Meeting, each of which is more fully described in the Proxy Statement.

Merger Proposal: To approve the adoption of the Merger Agreement.

Newfield’s stockholders approved with the following results:

For	Against	Abstained	Non-Votes
149,652,809	1,983,657	502,759	—

Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid to or become payable to the Company’s named executive officers in connection with the Merger.

Newfield’s stockholders rejected with the following results:

For	Against	Abstained	Non-Votes
69,485,877	81,757,012	896,336	—

Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement.

Newfield’s stockholders approved with the following results:

For	Against	Abstained	Non-Votes
137,182,009	14,411,929	545,287	—

Item 8.01	Other Events.

On February 12, 2019, the Company and Encana issued a joint press release (the “Press Release”) announcing the results of the Special Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joint Press Release, dated February 12, 2019, announcing results of special meeting

* * *

Forward-Looking Information

This communication includes certain statements that constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Newfield Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Information”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the SEC from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 12, 2019	By:	/s/ Lee K. Boothby
Lee K. Boothby
President, Chief Executive Officer and Chairman